UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2017
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)

(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01 Other Events
On October 3, 2017, National Storage Affiliates Trust (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus supplement and accompanying prospectus (the “Preliminary Prospectus”) under its effective shelf registration statement on Form S-3 pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to a proposed public offering of the Company’s Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Offering”). The preliminary prospectus supplement contains certain updated disclosure regarding the Company’s business. There can be no assurance that the Company will be able to complete the Offering on the terms described above or at all.
Recent Developments
Self Storage Property Acquisitions
From July 1, 2017 through September 30, 2017, the Company acquired 19 self storage properties located in nine states, comprising approximately 1.3 million rentable square feet, configured in approximately 10,000 storage units for approximately $123.8 million. Consideration for these acquisitions included approximately $122.7 million of cash, OP equity of approximately $0.3 million (consisting of the vesting of 12,000 long-term incentive plan ("LTIP") units previously issued) and the assumption of approximately $0.8 million of other working capital liabilities. Of these acquisitions, one was acquired by the Company from its existing participating regional operators ("PROs") and 18 were acquired by the Company from third-party sellers.
Based on the Company's underwriting, the Company believes the aggregate purchase price of the 19 properties acquired between July 1, 2017 and September 30, 2017, represents a weighted average underwritten capitalization rate of approximately 6.5%.
As of September 30, 2017, the Company has also entered into contracts to acquire 28 self storage properties located in seven states, comprising approximately 1.9 million rentable square feet, configured in approximately 13,000 storage units for aggregate cash consideration of approximately $164.1 million. The Company expects that all of these properties will be acquired by the Company from third-party sellers. Although the Company currently expects to complete these acquisitions during the fourth quarter of 2017, the Company's acquisition of these properties is subject to customary closing conditions and there is no assurance that these properties will be acquired or will be acquired at the time or pursuant to the terms currently contemplated.
Based on the Company's underwriting, the Company believes the estimated aggregate purchase price of the 28 properties under contract to be acquired represents a weighted average underwritten capitalization rate of approximately 5.8%.
The Company calculates weighted average underwritten capitalization rate by dividing the anticipated cash net operating income the Company expects to derive from the self storage properties acquired or under contract for the twelve months immediately following the Company's acquisition or expected acquisition date, as applicable (based upon information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over such period), by the total aggregate purchase price plus anticipated capital expenditures for the twelve months immediately following the acquisition date. The Company calculated the anticipated cash net operating income by subtracting anticipated operating expenses (before interest expense, depreciation and amortization, and supervisory and administrative fees) at each property from the anticipated cash income from the property.
The Company has weighted the underwritten capitalization rate based on purchase price.
The Company cautions you not to place undue reliance on the Company's weighted average underwritten capitalization rates for the self storage properties the Company acquired since July 1, 2017 or have under contract because they are based on information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over the twelve months immediately following the Company's acquisition or expected acquisition date, as applicable, and they are calculated on a non-GAAP basis. The Company's experience operating these properties may change the Company's expectations with respect to the Company's weighted average underwritten capitalization rates. In addition, the actual weighted average capitalization rates may differ from the underwritten weighted average capitalization rates described above based on numerous factors, including the Company's difficulties achieving assumed occupancy and/or rental rates, unanticipated expenses, the results of the Company's final purchase price allocation and property tax reassessments, as well as the risk factors set forth in the Preliminary Prospectus and documents incorporated by reference herein. The Company can provide no assurance that the actual capitalization rates for these properties will be consistent with the weighted average underwritten capitalization rates set forth above.
The Company also continues to actively track and evaluate a robust pipeline of self storage properties.
Secured Debt Financing
On August 4, 2017, the Company entered into an agreement with a lender for an $84.9 million debt financing secured by 22 of the Company's self storage properties. This interest-only loan matures in August 2027 and has a fixed interest rate of 4.14%. The Company used the net proceeds from this debt financing to repay borrowings outstanding under the Company's revolving line of credit.
FORWARD-LOOKING STATEMENTS
The Company makes forward-looking statements in this report that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. When the Company uses the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, the Company intends to identify forward-looking statements.
Statements regarding the following subjects, among others, may be forward-looking:

•	market trends in the Company's industry, interest rates, the debt and lending markets or the general economy;

•	the Company's business and investment strategy;

•	the acquisition of properties, including the ability of the Company's acquisitions to achieve underwritten capitalization rates and the Company's ability to execute on its acquisition pipeline;

•	the timing of acquisitions;

•	the Company's relationships with, and its ability and timing to attract additional, PROs;

•	the Company's ability to effectively align the interests of its PROs with the Company and its shareholders;

•	the integration of the Company's PROs and their managed portfolios into the Company, including into its financial and operational reporting infrastructure and internal control framework;

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the Company's operating performance and projected operating results, including its ability to achieve market rents and occupancy levels, reduce operating expenditures and increase the sale of ancillary products and services;

•	the Company's ability to access additional off-market acquisitions;

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actions and initiatives of the U.S. federal, state and local government and changes to U.S. federal, state and local government policies and the execution and impact of these actions, initiatives and policies;

•	the state of the U.S. economy generally or in specific geographic regions, states or municipalities;

•	economic trends and economic recoveries;

•	the Company's ability to obtain and maintain financing arrangements on favorable terms;

•	general volatility of the securities markets in which the Company participates;

•	changes in the value of the Company's assets;

•	projected capital expenditures;

•	the impact of technology on the Company's products, operations, and business;

•	the implementation of the Company's technology and best practices programs (including its ability to effectively implement its integrated Internet marketing strategy);

•	changes in interest rates and the degree to which the Company's hedging strategies may or may not protect it from interest rate volatility;

•	impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;

•	the Company's ability to continue to qualify, and maintain its qualification, as a REIT for U.S. federal income tax purposes;

•	availability of qualified personnel;

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the timing of conversions of Class B common units of limited partner interest ("subordinated performance units") in the Company's operating partnership and subsidiaries of its operating partnership into Class A common units of limited partner interest ("OP Units") in its operating partnership, the conversion ratio in effect at such time and the impact of such convertibility on its diluted earnings (loss) per share;

•	the risks of investing through joint ventures, including whether the anticipated benefits from a joint venture are realized or may take longer to realize than expected;

•	estimates relating to the Company's ability to make distributions to its shareholders in the future; and

•	the Company's understanding of its competition.
The forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Readers should carefully review the Company's financial statements and the notes thereto, as well as the sections entitled “Business,” “Risk Factors,” “Properties,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” described in the Company's Preliminary Prospectus and Annual Report on Form 10-K filed with the SEC on February 28, 2017 (the "Annual Report"), and the other documents the Company files from time to time with the Securities and Exchange Commission. If a change occurs, the Company's business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in the Company's forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.
Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer

Date: October 3, 2017